ASSIGNMENT AGREEMENT

This ASSIGNMENT AGREEMENT (the "Agreement") is made this 6th day of March, 2015, between NL One Corporation, a Nevada corporation ("NL One"), and Diane L Harder, of Spokane Valley, Wa. ("Harder") (NL One and Harder each a "Party" and collectively the "Parties").

WHEREAS, pursuant to an Assignment of Patent agreement dated July 22, 2009, Harder assigned to NL One patent rights to certain Inventions (as defined below); and

WHEREAS, the Parties agree that it is in the best interests of the Parties to quiet title to the Inventions so that following the execution of this Agreement and all agreements contemplated hereby all right, title and interest in and to the Inventions is irrevocably vested in NL One; and

WHEREAS, in an effort to quiet title to the Inventions, it is the intent of the Parties, by this Agreement, to transfer From NL One to Harder any Rights (as defined below) in and to the Inventions currently held by NL One; and

WHEREAS, in an effort to quiet title to the Inventions, it is the intent of the Parties to, immediately following the transfer of rights described by this Agreement, for Harder to irrevocably transfer back to NL One all Rights to the Inventions.

NOW THEREFORE, for good and valuable consideration, the sum and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. Definitions. For purposes of this Agreement:

   a. The term "**Inventions**" shall mean All technology, inventions, Products, Patents, descriptions, ideas, technical drawings, techniques, records, research records and reports, engineering and technical data, designs, production specifications, processes, methods, procedures, facilities and know- how relating to Thermal Detection of Intravenous Infiltration which was the subject of a provisional patent application #61/271,624, originally filed with the United States Patent and Trademark Office on July 23, 2009, and subsequent provisional patent applications (including provisional patent application 61/371,840 filed with the United States Patent and Trademark Office on August 9, 2010);
   b. The term "**Rights**" shall mean all rights, title and interests, including but not limited to the irrevocable and exclusive power to prosecute any application for United States patent on the Inventions, including any continuations, and divisions thereof or substitutions therefore; as well as any applications for reissue of any patents issued thereon, with the power to conduct and make adjustments and settlements of any interferences in which any of said applications or patents resulting therefrom may become involved;
   c. The term "**Patent**" shall mean any patent applications, domestic or foreign, disclosing or claiming the Inventions , including without limitation any provisional, utility, or design patent application, any PCT application, and any and all issued letters of patent disclosing and claiming the Inventions, including a reissued patent, a patent issuing from a continuation application, divisional application or

continuation-in-part application, and any corresponding foreign patent application relating thereto.
d. The term **"Products"** shall mean any method or product through which the Inventions are commercialized and/or utilized.
e. The term **"Trademarks"** shall mean any and all trademarks, service marks relating to the Inventions.

2. **Assignment**. NL One hereby irrevocably assigns to Harder any and all Rights, currently held by NL One, in and to the Inventions, Products, Patents and Trademarks and Harder hereby accepts such assignment.

3. **Amendments or Waiver**. This Agreement may be changed, waived, discharged or terminated only by a writing signed by all Parties hereto. No delay or omission by any party in exercising any right with respect hereto shall operate as waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

4. **Severability**. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

5. **Governing Law**. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Nevada without giving effect to the conflict of laws principles thereof.

6. **Entire Agreement**. This Agreement constitutes the entire Agreement between the Parties relating to the subject matter herein.

7. **Binding Effect**. All of the terms of this Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of the Parties.

8. **Counterparts.** This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF the undersigned agree to the terms of this Agreement as of the date first written above:

NL ONE	**HARDER**
[signature]	[signature]
Jeffrey DeNunzio, President NL One Corporation	Diane Harder

ASSIGNMENT OF ALL RIGHTS TITLE AND INTERESTS

This ASSIGNMENT OF ALL RIGHTS TITLE AND INTERESTS (the "Agreement") is made this 9th day of March, 2015, between NL One Corporation, a Nevada corporation ("NL One"), and Diane L Harder, of Spokane Valley, Wa. ("Harder") (NL One and Harder each a "Party" and collectively the "Parties").

WHEREAS, pursuant to an Assignment of Patent agreement dated July 22, 2009, Harder assigned to NL One patent rights to certain Inventions (as defined below); and

WHEREAS, the Parties agree that it is in the best interests of the Parties to quiet title to the Inventions; and

WHEREAS, in an effort to quiet title to the Inventions, the Parties, executed an Assignment Agreement, dated March 6th, 2015, to transfer From NL One to Harder any Rights (as described below) in and to the Inventions that were held by NL One just prior to the execution of said Assignment Agreement; and

WHEREAS, it is the intent of the Parties for Harder to irrevocably transfer back to NL One all Rights to the Inventions, so that from the date of this Agreement forward all Rights in and to the Inventions shall be vested in NL One.

NOW THEREFORE, for good and valuable consideration, the sum and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. Definitions. For purposes of this Agreement:

a. The term "**Inventions**" shall mean All technology, inventions, Products, Patents, descriptions, ideas, technical drawings, techniques, records, research records and reports, engineering and technical data, designs, production specifications, processes, methods, procedures, facilities and know- how relating to Thermal Detection of Intravenous Infiltration which was the subject of a provisional patent application #61/271,624, originally filed with the United States Patent and Trademark Office on July 23, 2009, and subsequent provisional patent applications (including provisional patent application 61/371,840 filed with the United States Patent and Trademark Office on August 9, 2010);
b. The term "**Rights**" shall mean all rights, title and interests, including but not limited to the irrevocable and exclusive power to prosecute any application for United States patent on the Inventions, including any continuations, and divisions thereof or substitutions therefore; as well as any applications for reissue of any patents issued thereon, with the power to conduct and make adjustments and settlements of any interferences in which any of said applications or patents resulting therefrom may become involved;

c. The term **"Patent"** shall mean any patent applications, domestic or foreign, disclosing or claiming the Inventions , including without limitation any provisional, utility, or design patent application, any PCT application, and any and all issued letters of patent disclosing and claiming the Inventions, including a reissued patent, a patent issuing from a continuation application, divisional application or continuation-in-part application, and any corresponding foreign patent application relating thereto.

d. The term **"Products"** shall mean any method or product through which the Inventions are commercialized and/or utilized.

e. The term **"Trademarks"** shall mean any and all trademarks, service marks relating to the Inventions.

2. **Assignment**. Harder hereby irrevocably assigns to NL One any and all Rights, previously or currently held by Harder, in and to the Inventions, Products, Patents and Trademarks and NL One hereby accepts such assignment.

3. **Further Performance.** Harder hereby agrees to perform upon request all acts required to obtain the grant of Patents on the Inventions, and to render effective all other rights herein granted to the NL One; and to provide any further personally known information and available documents and to execute any further documents necessary to the prosecution of said Patents.

4. **Prior Agreements / Integration**. This Agreement is the final agreement in a series of Agreements regarding the Inventions including the Assignment of Patent agreement dated July 22, 2009, and the Assignment Agreement dates March 6, 2015. The terms, conditions and obligations set forth in this Agreement supersede all prior agreements and understandings (whether written or oral) between Harder and NL One, or any of them, with respect to the subject matter hereof.

5. **Amendments or Waiver**. This Agreement may be changed, waived, discharged or terminated only by a writing signed by all Parties hereto. No delay or omission by any party in exercising any right with respect hereto shall operate as waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

6. **Severability**. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

7. **Governing Law**. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Nevada without giving effect to the conflict of laws principles thereof.

8. **Entire Agreement**. This Agreement constitutes the entire Agreement between the Parties relating to the subject matter herein.
9. **Binding Effect**. All of the terms of this Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of the Parties.

10. **Counterparts.** This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF the undersigned agree to the terms of this Agreement as of the date first written above:

NL ONE	**HARDER**
[signature]	[signature]
Jeffrey DeNunzio, President NL One Corporation	Diane Harder